UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Michael W. Stockton

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Disruptive technology sets
some companies apart in an
ever-changing world.

EuroPacific Growth Fund® Annual report for the year ended March 31, 2014

EuroPacific Growth Fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2014:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	10.81%	14.18%	7.65%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated June 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Cover: Additive manufacturing, popularly known as 3D printing, is revolutionizing industrial production and is but one example of the impact disruptive technology is having on the world.

Special feature

6	Disruptive technology sets some companies apart in an ever-changing world.

Contents

1	Letter to investors
4	The value of a long-term perspective
13	Summary investment portfolio
19	Financial statements
38	Board of trustees and other officers

Fellow investors:

Global stock markets rose during the fiscal year ended March 31, 2014, supported not only by solid fundamental growth in underlying corporate earnings but also by rising investor optimism about improvement in the European economy. While there was much investor focus on the U.S. Federal Reserve during the period, ranging from concern over the slowing of quantitative easing to worries about inflation and deflation, some markets seemed to be adapting better than others to the gradual slowdown of central bank stimulus. Emerging markets were particularly volatile during the period and continue to be amid ongoing geopolitical tensions.

Against this backdrop, EuroPacific Growth Fund’s return for the 12-month period was 17.6%, compared with 12.3% for the unmanaged MSCI All Country World ex USA Index, which reflects the returns of more than 40 developed- and developing-country stock markets, and 15.7% for the Lipper International Funds Average, a peer group measure. As shown in the chart below, the fund continued to exceed both measures over the 10-year period as well as the Lipper average over its 30-year lifetime (for more on the fund’s average annual returns and volatility over the past 30 years and how they compare to other indexes and markets, see the chart on page 10).

The market environment

European stocks rallied as the 18-nation euro zone began pulling itself out of the longest recession of the post–World War II era. Countries with the weakest and most troubled economies in Europe posted some of the strongest market gains, including Ireland, Italy and Spain. The euro zone officially emerged from recession during the second quarter of 2013, following six previous quarters of negative economic growth. However, concerns about deflationary pressures persisted as consumer price increases hovered near all-time lows.

The European Central Bank (ECB) reduced interest rates twice during the period to a record low of 0.25%. The second cut came in response to renewed concerns about low inflation. The euro zone’s inflation rate of 0.5% was well below the ECB’s target rate and close to a five-year low, sparking fears

Results at a glance

For periods ended March 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class A shares)	17.6%	15.5%	8.3%	11.6%
MSCI All Country World ex USA Index[1,2]	12.3	15.5	7.1	—
Lipper International Funds Average	15.7	15.7	6.4	9.3
MSCI EAFE Index[1,3]	17.6	16.0	6.5	9.0

[1]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	This was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

Where the fund’s assets are invested

(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies in Europe and the Pacific Basin.1

	EuroPacific Growth Fund		MSCI All Country World ex USA Index[2]

Europe	(3/31/14)	(3/31/13)	(3/31/14)
Euro zone[3]	25.9%	22.9%	23.0%
United Kingdom	12.3	11.8	15.2
Switzerland	6.2	7.4	6.7
Denmark	5.4	4.0	.9
Sweden	1.4	1.9	2.4
Russia	1.2	1.5	1.1
Other Europe	.4	.3	1.4
	52.8	49.8	50.7

Pacific Basin
Japan	12.1	11.1	14.2
China	4.7	5.1	3.9
Hong Kong	4.5	4.2	2.0
South Korea	3.9	4.5	3.3
Canada	2.3	2.9	7.3
Taiwan	1.4	1.9	2.4
Australia	1.0	1.9	5.7
Other Pacific Basin	2.4	3.9	4.2
	32.3	35.5	43.0

Other
India	5.1	4.8	1.4
South Africa	1.4	2.1	1.6
Israel	.7	1.0	.4
Brazil	.2	.7	2.2
Other countries	.1	—	.7
	7.5	8.6	6.3

Short-term securities & other assets less liabilities	7.4	6.1	—

Total	100.0%	100.0%	100.0%

[1]	A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2]	Weighted by market capitalization.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

that the fragile economy could fall back into recession. With anemic economic growth and unemployment at a near-record high of 12%, ECB President Mario Draghi said the bank is prepared to take further action, including launching new asset purchases, if needed to stimulate the economy. While Draghi’s statement boosted confidence, much as it did early last year when he backed the euro, there is more uncertainty this time about what further action will be necessary and how he might actually respond.

In Japan, massive central bank stimulus and a weaker yen helped send equities higher, further aided by investor enthusiasm for Prime Minister Shinzō Abe’s economic reform program. The yen fell early in the period on the perception that Abe would push for looser monetary policy — this was confirmed when he nominated Haruhiko Kuroda to head the Bank of Japan. The weakening trend accelerated when Kuroda unveiled a massive stimulus program and pledged to double the monetary base in an effort to achieve a 2% inflation target by 2015. The stimulus sent the yen lower versus the dollar, boosting shares of major exporters. However, late in the fiscal year, investor enthusiasm appeared to wane as a stronger yen, weak economic data and concerns over a sales tax hike weighed on the market, and reservations grew about Abe’s commitment to structural reforms.

Emerging markets stocks retreated, lagging developed markets amid concerns about the Fed’s winding down of its quantitative easing program and slowing growth in several emerging markets economies. Emerging markets currencies fell particularly hard during a rout from May to August as investors worried that the U.S. government would curtail its bond-buying program sooner than expected, withdrawing liquidity from

2	EuroPacific Growth Fund

the system. Currencies of countries with large current account deficits posted some of the sharpest losses. Geopolitical turmoil added to volatility in emerging markets later in the fiscal year amid concerns about rising tensions between Russia and Ukraine, which could last for years and cause Germany and other countries to rethink their approach to Russia. Slowing economic growth in China, while not unexpected as the government seeks to increase the reliance on domestic demand for the long term, further eroded investor sentiment. Fears also remain about the health of the property sector and the country’s banking system as companies struggled with tighter access to financing.

Inside the portfolio

The fund’s investments in the health care, information technology and telecommunication services sectors were among the biggest contributors to returns. Shares of pharmaceutical firms Novo Nordisk, Bayer and Novartis all posted gains and remain three of the fund’s largest holdings. Novo Nordisk continues to provide strong results due to its long-term prospects in the diabetes market, as well as in promising new areas such as blood-clotting agents. The company also announced a dividend increase and a share repurchase program, boosting positive market sentiment.

Among the fund’s technology holdings, Chinese internet companies Baidu and Tencent recorded strong gains during the period, helped by growth in their mobile platforms in areas such as online chat and video applications. Another Chinese internet company, travel booking website Ctrip.com International, advanced sharply as it continued to gain share in a large and growing market. Several Japanese companies also contributed to returns, including SoftBank and Rakuten, an e-commerce and internet company. SoftBank, one of the biggest telecom companies in Japan, continues to be a large holding in the fund. It has benefited from positive market sentiment about its acquisition of U.S. mobile carrier Sprint, as well as strong results from its holdings in Chinese internet company Alibaba, which is expected to go public in the coming months. Alibaba and Tencent are just two examples of companies with disruptive technology that are reshaping the retail industry in China with their e-commerce platforms; for more on these and other companies that are disrupting their industries, see the feature article starting on page 6.

Investments in the financials sector were mixed, even as some portfolio managers are increasing their exposure to banks amid signs of improvement. Several banks advanced as the recovery continued for the sector, including Bank of Ireland, Commerzbank and Société Générale. Another French firm, insurance provider AXA, also posted strong gains during the period, as did British provider Prudential. However, another U.K. company, Barclays, was one of the biggest detractors during the period. Shares of Russia’s Sberbank also fell amid the ongoing tensions with Ukraine.

Looking ahead

While the global economic picture has brightened over the last year, the outlook remains mixed. In Europe, the economy has stabilized and appears to be growing modestly. However, consumer spending and unemployment must improve if growth is to accelerate and keep pace with investors’ expectations. The direction of Japan’s economy remains uncertain but Abe still seems willing to make some structural changes, as reflected by the recent agricultural trade deal with Australia. This is crucial as a sustained recovery will depend on larger structural reforms that will allow for higher wages and exports to grow the economy. Although several developing economies are struggling and emerging markets are likely to remain volatile in the near future, the growing consumer demand there should continue to create long-term investment opportunities for the fund in companies with exposure to those markets.

Elsewhere, our portfolio managers are finding attractively valued, well-managed companies in industries experiencing growing consumer and business demand, including auto parts and aerospace. They also have focused on companies that should be helped by technological innovations in areas such as health care and e-commerce, including many that are disrupting their respective industries. Doing so has allowed the fund to keep pace with the fast-moving market — or in the case of this past fiscal year, exceed it. Our size gives us the scope and scale necessary to scour the whole world for opportunities and invest in the areas we find most attractive. As always, we thank you, our fellow investors, for your continued support of EuroPacific Growth Fund.

Sincerely,

Michael Thawley	Carl Kawaja
Vice Chairman of the Board	President

May 12, 2014

For current information about the fund, visit americanfunds.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period April 16, 1984 (commencement of operations), through March 31, 1985.
[4]	Includes reinvested dividends of $43,627 and reinvested capital gain distributions of $70,634.
[5]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI All Country World ex USA Index did not yet exist. Since January 1, 1988, the MSCI All Country World ex USA Index has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI All Country World ex USA Index reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

**Average annual total returns based on a $1,000 investment**
(for periods ended March 31, 2014)*

| | 1 year | 5 years | 10 years |
|---|---|---|---|
| **Class A shares** | 10.81% | 14.18% | 7.65% |

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

| Year ended March 31 | 1985[3] | 1986 | 1987 | 1988 | 1989 | 1990 | 1991 | 1992 | 1993 | 1994 |
|---|---|---|---|---|---|---|---|---|---|---|
| **TOTAL VALUE** | | | | | | | | | | |
| Dividends reinvested | $69 | 35 | 118 | 491 | 316 | 527 | 656 | 611 | 538 | 515 |
| Value at year-end | $9,941 | 15,357 | 19,813 | 21,422 | 24,569 | 28,742 | 31,359 | 35,033 | 37,728 | 47,638 |
| EUPAC total return | (0.6)% | 54.5 | 29.0 | 8.1 | 14.7 | 17.0 | 9.1 | 11.7 | 7.7 | 26.3 |

4	EuroPacific Growth Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

EuroPacific Growth Fund	5

Disruptive technology sets some companies apart in an ever-changing world.

Portfolio manager Nick Grace considers himself somewhat of a Luddite when it comes to technology, having served only a brief stint as a technology analyst. But that has not kept him and other portfolio managers on EuroPacific Growth Fund from investing in a new wave of companies developing technologies that are disrupting a number of industries, from retail to automotive — working closely, of course, with an assortment of analysts in their respective fields.

“It’s obvious to me that we live in a transformational time, where emerging technologies are creating new business models and destroying old ones,” says Nick. “Thinking back to my days as an analyst, when I was able to identify a structural change that was large and pronounced, I could invest behind that idea for a very long time. The same thing is happening today with disruptive technology. Luckily our analysts have done a great job of identifying a group of companies that are driving those changes.”

“Disruptive technology is having a huge impact on the world and it is only getting bigger,” adds portfolio manager Mark Denning, who like Nick is based in London. “Name an industry and it is being disrupted — just look at retail with the impact of e-commerce and mobile payment systems. As investors, we have to make sure we are on top of all the change that is taking place, which is why having the proper resources in place is crucial in these industries.”

Nick, Mark and the other seven portfolio managers on the fund have been working closely with a number of analysts to come up with the best investment ideas in this area, only investing in those companies in which they have the strongest convictions. “It’s important that we approach them with great diligence and make sure they’re not just companies we like, but that we also know how fast they need to grow sales and improve profits to be fruitful investments,” says portfolio manager Carl Kawaja, also president of EuroPacific Growth Fund. “This is a fund with investments in many large companies that have been around for a while. But in addition to owning those, we want to make sure that we’re not missing out on the smaller, more nimble companies that are disrupting industries.”

The impact of e-commerce

Look no further than the average shopping mall to see the impact that e-commerce companies are having in Asia. Mall operators are reconfiguring their layouts, reducing the overall number of stores and renting much of the space that’s left for companies to showcase their latest products. Customers can see flashy displays in an entertaining environment, but many of them actually wait and buy the products online — often using their mobile devices.

The most popular e-commerce sites in China are Taobao and Tmall, which are both owned by Alibaba Group. These sites account for roughly 80% of all online shopping transactions in the country.

“E-commerce in China is having a very disruptive role in the retail market and Alibaba is a big part of that,” says Hong Kong–based analyst Matt Wolf, noting that growth of retail real estate prices and same-store sales have slowed as a result. “Alibaba offers a range of products at competitive prices with fairly good service. Not to mention the convenience, which is becoming more important in China’s first-tier cities, where many consumers must travel great distances through traffic and smog. In the lower tier cities, the retail infrastructure is much less developed, so Alibaba is often the best option.”

Alibaba is also the go-to destination for companies looking to sell their products in China as an entry point into the market. Taobao, the company’s primary site, still accounts for most of its business, making most of its money through search and display advertising. However, some companies became wary of Taobao because there were too many brand knock-offs. So Alibaba introduced Tmall, a more business-friendly site with an increased focus on brands. Although there are transaction fees for Tmall, companies can more easily control their brands and who else sells them.

“It’s not like anything you’d find in the U.S.,” says Matt. “Since most of the e-commerce traffic in China goes to Alibaba, brands that usually wouldn’t sell through online marketplaces, like Apple and Nike, have decided to pay the fees to open stores on Tmall, often before they create their own websites in the country.”

6	EuroPacific Growth Fund

Nick Grace	Carl Kawaja
Portfolio manager	Portfolio manager

EuroPacific Growth Fund	7

Sung Lee	Mark Denning
Portfolio manager	Portfolio manager

Disruptive technology is having a huge impact on the world. As investors, we have to make sure we are on top of all the change that is taking place, which is why having the proper resources in place is crucial in these industries.

Mark Denning

“The growth has been staggering because of how the market operates; consumers have been trained to go there when they want to buy stuff online,” he notes. “Alibaba learned some lessons from the battle between eBay and Amazon, and as a result has been able to avoid many of the traps that other online marketplaces have fallen into.”

Matt and several of the fund’s portfolio managers have invested in Alibaba Group through Japanese conglomerate SoftBank, which owns 37% of the Chinese internet company. When Matt started coverage of SoftBank in late 2009, Alibaba was already a key part of the investment thesis — but its value has continued to increase since then. The company is now preparing to go public in the U.S. and its value is likely to increase even more. “Alibaba is an even bigger part of the thesis now, and I’m more comfortable with it being at higher valuations,” Matt says after doing an in-depth review of SoftBank. “I understand the business better and have a higher conviction in its long-term value.”

Another Chinese internet company, Tencent, is also a large holding in the fund, even as managers remain sensitive to valuation concerns. The company offers several popular services, such as WeChat, as well as other forms of entertainment like online games. Nick says he was attracted to Tencent when he first began investing in disruptive technology, consulting with Hong Kong–based analyst Sugi Widjaja.

“I soon realized that anything that could be digitized would be big, so I worked with Sugi to identify sectors and companies impacted by this digitization,” says Nick, who also consulted with Matt on Alibaba. “After working with our analysts, I began to see a thread and invested more money as we identified these changes.”

Several trends came together in China to allow a company like Tencent to thrive and become a disruptive force. As is often the case in developing countries, technology accelerates rapidly as consumers tend to adopt certain trends more quickly than in the developed world. For instance, many smartphone users in China do far more with their devices than those in the U.S. The penetration of sophisticated smartphone users combined with superfast networks created a very conducive environment for companies like Tencent and their wide offering of entertainment and services.

The key is figuring out how to monetize these products, especially on mobile devices. Sugi said his familiarity with a similar company in South Korea gave him confidence that Tencent would also be successful with its WeChat service. “The chief financial officer of the Korean firm kept me up-to-date on the rate of user growth and engagement,” he says. “I was amazed by how quickly the chat service was growing and then the company began to monetize that by offering mobile games. I have a strong conviction that Tencent will also be able to do this.”

Sugi says this flexibility to meet with related companies in other countries and industries is key to identifying trends and taking a broader view, helping him make the best long-term investment decisions for the fund. This includes meeting with private companies as well as venture capitalists, who are often first to fund some of the start-ups focused on disruptive technologies. “I keep in close contact with them because things change with technology in a matter of months and they are seeing these companies every day,” he says. “The more contacts we can meet within both the public and private sectors, the better investment decisions we are able to make.”

Mobile payments on the rise

Another important aspect of Alibaba’s and Tencent’s business models is their mobile payment systems — known as Alipay and Tenpay, respectively. They allow the companies to track key consumer data, which they can use to increase customer loyalty. “The big problem with an online marketplace in China was trust, because people didn’t know who they were buying from,” says Matt. “When Alibaba came up with a payment system that included an escrow service, it was an important innovation in bridging that trust gap. Just as PayPal helped enable eBay in the U.S., Alipay has done the same with Alibaba in China.”

Alipay and Tenpay are becoming so large in China that they potentially could disrupt some of the country’s banks and payment networks. This is in part because the online

8	EuroPacific Growth Fund

ANALYST FOCUS
Primark reshaping
European retail

Lara Pellini
Investment analyst

No industry has been impacted more by disruptive companies than retail. While much of this disruption has come from the increase in e-commerce and mobile payments, one brick-and-mortar retailer is still shaking up the industry: Primark, a division of Associated British Foods that’s quickly become one of the most popular clothing stores in Europe.

London-based analyst Lara Pellini, who’s been with Capital Group for 12 years, recently spent the day visiting local management at Primark’s first store in Berlin. It has 11 stores in Germany, with a second opening in Berlin this summer. If the first is any indication, the next one should do just fine. “Customers are willing to drive three or four hours to come to the store and even farther during holidays, when they come from Poland,” says Lara, noting that the Berlin store achieved record sales of €600,000 on its first day. “Pent-up demand has been huge. Primark has the potential to triple its store count, mostly in mainland Europe.”

Primark has been successful at a time when e-commerce is disrupting the retail industry because it is one of the only brick-and-mortar stores whose profit margins are tight enough to remain competitive. “The clothing market is highly fragmented and retailers generally command higher margins than other categories, such as grocery stores and home improvement retailers,” says Lara. “Primark runs a disruptive business model based on low margins and overhead coupled with high sales densities. This is why others can’t match its low prices.”

Lara is a firm believer in firsthand observation when it comes to evaluating companies she covers, especially when they’re taking a different approach like Primark. “I visit stores and observe customers’ reactions to better understand what makes it so unique, and in some cases disruptive,” says Lara. “It didn’t take me long to realize that Primark’s business model of selling the most fashionable items at the lowest prices would be difficult to replicate.” She also had to consider the implications for some incumbent retailers, who were not able to sell items at full price because customers perceived them as being too expensive.

EuroPacific Growth Fund	9

Thirty years of strong returns with low volatility

EuroPacific Growth Fund has provided investors with strong returns over its 30-year history, with an average annual total return of 11.6% versus 9.6% for the unmanaged MSCI All Country World ex USA Index.* At the same time, the fund has provided these strong returns with lower volatility compared to the index and individual markets in Europe and around the Pacific Basin. The fund’s portfolio managers have been able to achieve this balance of low volatility with strong growth by investing not only in some of the world’s larger, more stable companies but also those that are smaller, more nimble and often able to adapt more quickly to an ever-changing global landscape.

Returns and volatility calculated from April 30, 1984, the first month-end after the fund’s inception, through March 31, 2014, and include reinvestment of all dividends. Volatility is calculated at net asset value using annualized standard deviation (based on monthly returns); a lower number signifies lower volatility. Country stock returns are based on MSCI indexes, expressed in U.S. dollars, and reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

*	From April 30, 1984, to December 31, 1987, the MSCI EAFE was used because the MSCI ACWI ex USA did not exist. The MSCI EAFE reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

accounts can be used to pay for purchases on other e-commerce sites as well as for services in the non-virtual world, such as taxi rides. Alibaba, which recently obtained a banking license, even offers a money market fund with interest rates above 5% —more than the 3% that banks typically offer. As of March 31, 2014, it had $87 billion in deposits, making it one of the largest money market funds in the world.

“The fundamental difference between China and more developed markets is that the penetration of credit is very low — people mainly use cash and debit cards instead of credit cards,” Hong Kong–based analyst Johnny Chan says about the growth of mobile payment systems in China. “What’s more, these companies incentivize paying online by offering discounts, which only drives further usage. As a result, they grow very rapidly and disrupt the existing payment networks in China.”

With rapid growth also comes more scrutiny from regulators, so for now Alibaba and Tencent are using their payment systems primarily as a way to engage more customers. “These payment systems enhance customers’ experience, but they have little value in extracting profits directly,” Johnny says.

“They are used as more of a targeted marketing opportunity, because the payment data can be associated to products, allowing the companies to set the price for advertisers on their sites more appropriately. They can also better understand consumers’ behavior and sell them what they want.”

It will be difficult for any new payment system to catch on globally, says Johnny, pointing to three factors a company must pay close attention to when rolling out a new system: convenience, security and cost. “These three factors counterbalance each other,” he explains. “High security

10	EuroPacific Growth Fund

Cars have been around in basically the same form for about 100 years, so I’m paying close attention to the electrification of the entire automobile. A structural change is taking place in the auto industry as we move from the combustion engine to the electric motor.

Sung Lee

means more inconvenience because there are more passwords and steps involved. It also means the system is more expensive to create; but it protects users from losing money, which could be even more costly if they do.” These factors, along with the fact that existing open-loop payment systems such as Visa and MasterCard have global acceptance and take many years to build their networks, make it more difficult for new payment systems to emerge.

With these issues in mind, Johnny took a step back to see how he could best invest in the growth of mobile payments, taking the broadest approach possible since there are so many competing systems. “When you think about investing in mobile payments, it basically comes down to a company that can enable security, regardless of which system is being used,” he says. As a result, he made the decision to invest in Gemalto, a French firm that has built a trusted infrastructure that is “technology agnostic” to payment systems. “Gemalto works with banks and other financial institutions to provide the digital credentials to users who want to make payments with their mobile phones. There will always be a need for some form of secure element, either hardware or in the cloud, that stores financial records and can’t be compromised.”

Electrifying the auto industry

Electric vehicles are not a new concept — many car companies have been trying to make a viable model for years. The problem was, rather than use existing lithium ion batteries, they attempted to develop their own batteries that were safer and lasted longer. This process was very expensive and time-consuming, which is why many electric vehicles never became commercially viable. Additionally, it was against many of the car companies’ best interest to make an electric car, which would only accelerate the decline in sales of traditional automobiles.

In recent years, electric vehicles have seen renewed interest as companies —most notably Tesla Motors — began to develop cars with lithium ion batteries. “The genius of Tesla is that they have taken existing materials that are freely available and, against all odds, made them into a product that works,” says Singapore-based portfolio manager Sung Lee. “It optimized the same battery used in laptops and mobile phones for longer usage. It also made them safer using in-house technology that the company won’t disclose.”

While the fund does not invest in Tesla, which is based in the U.S., it does hold shares of two companies that make lithium ion batteries: Samsung SDI and Panasonic (0.15% of the fund’s holdings at fiscal year-end). Panasonic is developing a large factory with the automaker that will equal the world’s existing lithium ion battery capacity. Both Panasonic and Samsung SDI also continue to supply lithium ion batteries for mobile phones, benefiting from growth in that market. But it’s not just the engines that are being replaced in electric vehicles — it’s the other systems, too, from the steering to the seats. “Cars have been around in basically the same form for about 100 years, so I’m paying close attention to the electrification of the entire automobile,” notes Sung. “A structural change is taking place in the auto industry as we move from the combustion engine to the electric motor.” To seek to take advantage of this, he is investing in a number of parts suppliers that make small electric motors that more efficiently power the various systems in a car. For example, some companies are producing electric motors that power the braking and steering systems in an increasing number of models, replacing the hydraulics, which use oil and gas to power these systems and are a drain on mileage.

“Many of these changes are going to be incremental, but we try to take advantage of the broader shifts as they happen by trying to identify the winners and investing early,” says Sung. “We have the resources and experience to see these changes through over many years, and that perspective is what gives us the edge in terms of identifying them. Certain companies recognize these changes as well, but are too protective of their current business model; once momentum builds, they get left behind. We want to be invested in those companies who think strategically about the long-term shifts in an industry. Our advantage is that we can also take a long-term view because of our investment horizon.” ■

EuroPacific Growth Fund	11

Tapping global potential

1989	1990	1991	1992	1993

+31%	–2%	+31%	+7%	+35%
+12%	–23%	+14%	–11%	+10%

1994	1995	1996	1997	1998

+7%	+38%	+24%	+34%	+31%
+2%	+10%	+7%	+2%	+14%

1999	2000	2001	2002	2003

+31%	–13%	–12%	–15%	+41%
+22%	–15%	–20%	–23%	+29%

2004	2005	2006	2007	2008

+21%	+17%	+27%	+17%	–37%
+11%	+6%	+15%	+6%	–46%

2009	2010	2011	2012	2013

+41%	+15%	+2%	+17%	+33%
+27%	+11%	–14%	+16%	+15%

The table above compares total returns for the MSCI USA Index (shown in lavender) and the MSCI All Country World ex USA Index (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI All Country World ex USA Index reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI All Country World ex USA Index

A world of opportunity

With more than half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 11 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

12	EuroPacific Growth Fund

Summary investment portfolio March 31, 2014

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
Euro zone*	25.9%
United Kingdom	12.3
Japan	12.1
Switzerland	6.2
Denmark	5.4
India	5.1
China	4.7
Hong Kong	4.5
South Korea	3.9
Canada	2.3
Sweden	1.4
Taiwan	1.4
South Africa	1.4
Other countries	6.0
Short-term securities & other assets less liabilities	7.4

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 92.28%	Shares	Value (000)	Percent of net assets
Financials 19.92%
Barclays PLC[1]	527,797,757	$2,058,742	1.66%
One of the largest retail and commercial banking groups in the U.K.
Prudential PLC[1]	94,089,984	1,993,220	1.61
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
HDFC Bank Ltd.[1]	68,315,429	859,481
HDFC Bank Ltd. (ADR)	5,116,600	209,934	.86
Provides financial services and a wide array of commercial, transactional and electronic banking products.
AXA SA1	39,998,157	1,041,419	.84
One of the world’s largest insurance and financial services companies.
AIA Group Ltd.[1]	214,949,200	1,021,256	.82
Life insurance and financial services provider in the Asia-Pacific region.
Société Générale[1]	16,391,896	1,011,891	.81
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Housing Development Finance Corp. Ltd.[1]	58,645,570	867,358	.70
Offers home loans and other financial services through a network of offices in India.
Mizuho Financial Group, Inc.[1]	428,120,000	844,704	.68
One of the world’s largest financial services providers.
Bankia, SA1,2	389,975,203	824,617	.66
Accepts deposits and offers commercial banking services.
Bank of Ireland[1,2,3]	1,871,511,153	800,205	.64
Banking, credit cards and stockbroking.
UniCredit SpA[1]	83,284,573	762,401	.61
Operates one of the largest banking networks in Italy, with a significant presence in Eastern Europe.
Commerzbank AG, non-registered shares[1,2]	38,971,901	717,017	.58
Attracts deposits and offers retail and commercial banking services.
Credit Suisse Group AG1,2	20,591,691	666,797	.54
One of the world’s largest private banks, and a provider of investment banking, insurance and asset management services.
Fairfax Financial Holdings Ltd.[3]	826,291	357,867
Fairfax Financial Holdings Ltd. (CAD denominated)[3]	525,000	227,951	.47
Focuses on property and insurance products.

EuroPacific Growth Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Financials (continued)
Axis Bank Ltd.[1]	23,224,864	$567,341	.46%
Provides a full range of banking services throughout India.
Other securities		9,911,705	7.98
		24,743,906	19.92

Information technology 13.02%
Samsung Electronics Co. Ltd.[1]	1,739,100	2,199,211
Samsung Electronics Co. Ltd., nonvoting preferred[1]	48,800	48,427	1.81
Korea’s top electronics manufacturer and a global leader in semiconductor production.
Tencent Holdings Ltd.[1]	21,128,300	1,471,079	1.19
Major internet service portal in China.
Murata Manufacturing Co., Ltd.[1,3]	14,705,400	1,383,902	1.11
Global supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	302,957,649	1,183,765
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	116,571	1.05
One of the world’s largest semiconductor manufacturers.
Baidu, Inc., Class A (ADR)[2]	8,118,900	1,237,158	1.00
Internet search engine in China that also operates a Japanese language service.
Nintendo Co., Ltd.[1,3]	10,185,600	1,213,192	.98
Makes video game machines and software.
Naver Corp.[1]	1,320,006	960,983	.77
Leading search engine and Web game company in Korea.
ASML Holding NV1	8,496,811	786,645	.64
A leading supplier of lithography equipment used in manufacturing semiconductors.
Infineon Technologies AG1,3	56,470,947	673,781	.54
Designs and manufactures semiconductors used in communications, automotive, computer and industrial electronics.
ARM Holdings PLC[1]	38,430,700	648,041	.52
Designs and licenses high-performance microprocessor sets used in electronic devices.
Gemalto NV1,3	4,804,745	560,695	.45
Provider of digital security products and services.
Other securities		3,680,811	2.96
		16,164,261	13.02

Health care 12.90%
Novo Nordisk A/S, Class B1	131,071,580	5,979,424	4.82
A global leader in drugs to treat diabetes.
Bayer AG1	21,448,384	2,900,609	2.34
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novartis AG1	28,740,725	2,441,105	1.97
One of the world’s largest pharmaceutical companies.
Teva Pharmaceutical Industries Ltd. (ADR)	16,243,300	858,296	.69
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
UCB SA1	9,315,505	746,932	.60
Produces chemicals and pharmaceuticals through its global operations.
Roche Holding AG1	2,283,000	686,239	.55
A world leader in pharmaceuticals and diagnostic research.
Other securities		2,402,126	1.93
		16,014,731	12.90

14	EuroPacific Growth Fund

Consumer discretionary 12.66%	Shares	Value (000)	Percent of net assets
Volkswagen AG, nonvoting preferred[1]	4,205,986	$1,089,750	.88%
Europe’s largest automobile manufacturer. Its brands include Audi, Bentley, Bugatti and Lamborghini.
Honda Motor Co., Ltd.[1]	27,484,250	966,372	.78
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Rakuten, Inc.[1]	52,784,100	702,961	.57
Operates an online shopping mall and trading community.
Sands China Ltd.[1]	93,499,200	702,046	.56
Owns and operates integrated resorts and casinos in Macau.
Industria de Diseño Textil, SA1	4,657,000	699,969	.56
Designs and retails up-to-the-minute clothing. Most of its shops are in Europe.
Li & Fung Ltd.[1]	412,044,000	610,845	.49
Major consumer products global sourcing and logistics service provider.
Naspers Ltd., Class N1	5,534,900	610,682	.49
Owns operations in pay-TV, internet services, print media and book publishing.
adidas AG1	5,459,000	591,412	.48
Global manufacturer of sports apparel.
Other securities		9,744,527	7.85
		15,718,564	12.66

Industrials 9.73%
Airbus Group NV1	15,521,890	1,113,141	.90
Manufactures airplanes and military equipment.
Ryanair Holdings PLC (ADR)[2]	16,627,920	977,888	.79
European discount airline serving Continental Europe, Ireland and the United Kingdom.
International Consolidated Airlines Group, SA (CDI)[1,2,3]	111,313,540	775,120	.62
Provides international and domestic air passenger and cargo transportation services.
Rolls-Royce Holdings PLC[1,2]	41,805,535	749,922	.60
Provides engineering systems and services to the airline, defense, marine shipping and energy industries.
Deutsche Lufthansa AG1,2,3	27,172,815	711,746	.57
A leading European passenger airline and a top international cargo carrier.
ASSA ABLOY AB, Class B1	10,585,500	565,374	.46
Manufactures mechanical, electromagnetic and electronic locks and security systems.
Other securities		7,184,655	5.79
		12,077,846	9.73

EuroPacific Growth Fund	15

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Consumer staples 8.37%
Associated British Foods PLC[1]	38,306,738	$1,776,373	1.43%
Produces food products including bread, crackers, teas and cooking ingredients.
British American Tobacco PLC[1]	25,170,999	1,401,371	1.13
The world’s second-largest tobacco company.
Nestlé SA1	17,656,799	1,330,420	1.07
Global packaged food and beverage company based in Switzerland.
Pernod Ricard SA1	9,194,053	1,071,155	.86
Produces wine, spirits and nonalcoholic beverages.
Alimentation Couche-Tard Inc., Class B	8,255,600	667,692	.54
Automated banking machines.
Anheuser-Busch InBev NV1	6,320,317	664,324	.53
One of the world’s largest brewers.
SABMiller PLC[1]	11,065,435	552,700	.45
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
Other securities		2,932,603	2.36
		10,396,638	8.37

Telecommunication services 4.14%
SoftBank Corp.[1]	36,013,300	2,716,102	2.19
Internet and telecommunications conglomerate and distributor of digital media and software.
Other securities		2,425,016	1.95
		5,141,118	4.14

Materials 3.67%
Syngenta AG1	1,963,315	744,694	.60
One of the world’s largest agrochemical companies. Develops seeds and crop protection products.
Other securities		3,814,108	3.07
		4,558,802	3.67

Other 3.28%
Other securities		4,082,526	3.28

Miscellaneous 4.59%
Other common stocks in initial period of acquisition		5,701,664	4.59

Total common stocks (cost: $73,010,820,000)		114,600,056	92.28

Rights 0.00%
Miscellaneous 0.00%
Other rights in initial period of acquisition		5,758	.00

Total rights (cost: $0)		5,758	.00

Bonds, notes & other debt instruments 0.33%
Other 0.33%
Other securities		409,742	.33

Total bonds, notes & other debt instruments (cost: $408,935,000)		409,742	.33

16	EuroPacific Growth Fund

Short-term securities 7.27%	Principal amount (000)	Value (000)	Percent of net assets
Federal Home Loan Bank 0.06%–0.175% due 4/2–10/20/2014	$2,519,585	$2,519,155	2.03%
Freddie Mac 0.095%–0.17% due 4/1/2014–2/9/2015	2,287,500	2,286,307	1.84
Fannie Mae 0.11%–0.15% due 4/1–10/27/2014	914,600	914,409	.73
Other securities		3,310,895	2.67

Total short-term securities (cost: $9,030,089,000)		9,030,766	7.27
Total investment securities (cost: $82,449,844,000)		124,046,322	99.88
Other assets less liabilities		142,512	.12
Net assets		$124,188,834	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See page 40 for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,180,735,000, which represented 1.76% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a portion of a security which was pledged as collateral. The total value of pledged collateral was $1,758,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $2,930,846,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 3/31/2014 (000)
Sales:
Australian dollars	4/4/2014	UBS AG	$35,099	A$39,300	$(1,338)
Euros	4/9/2014	HSBC Bank	$145,000	€106,365	(1,530)
Euros	4/14/2014	Bank of America, N.A.	$221,808	€160,000	1,391
Euros	4/14/2014	JPMorgan Chase	$317,155	€228,819	1,932
Euros	4/15/2014	UBS AG	$41,014	€29,560	292
Euros	4/24/2014	HSBC Bank	$68,926	€50,000	48
Euros	4/28/2014	Citibank	$77,187	€55,900	181
Euros	4/30/2014	Barclays Bank PLC	$100,575	€73,183	(239)
Euros	4/30/2014	JPMorgan Chase	$89,336	€65,000	(205)
Japanese yen	4/7/2014	Bank of New York Mellon	$68,272	¥6,975,000	692
Japanese yen	4/9/2014	JPMorgan Chase	$70,000	¥7,306,950	(797)
Japanese yen	4/14/2014	Barclays Bank PLC	$42,323	¥4,370,000	(19)
Japanese yen	4/17/2014	Barclays Bank PLC	$321,760	¥33,042,500	1,597
Japanese yen	4/24/2014	Bank of America, N.A.	$63,754	¥6,545,000	334
Japanese yen	4/28/2014	Barclays Bank PLC	$410,463	¥41,957,500	3,894
Japanese yen	4/28/2014	HSBC Bank	$570,085	¥58,258,446	5,561
Japanese yen	4/28/2014	HSBC Bank	$42,423	¥4,300,000	756
Japanese yen	5/2/2014	Bank of America, N.A.	$159,133	¥16,300,000	1,183
Swiss francs	4/28/2014	Citibank	$147,382	CHF130,280	(18)
					$13,715

EuroPacific Growth Fund	17

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2014, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 3/31/2014 (000)
Murata Manufacturing Co., Ltd.[1]	15,308,200	2,200	605,000	14,705,400	$17,409	$1,383,902
Nintendo Co., Ltd.[1]	6,482,100	3,703,500	—	10,185,600	8,991	1,213,192
Bank of Ireland[1,2]	2,410,600,276	250,000,000	789,089,123	1,871,511,153	—	800,205
Bank of Ireland 10.24% (undated)	—	€5,190,000	—	€5,190,000	289	7,833
International Consolidated Airlines Group, SA (CDI)[1,2]	30,070,400	81,243,140	—	111,313,540	—	775,120
Deutsche Lufthansa AG1,2	18,019,815	9,153,000	—	27,172,815	—	711,746
Infineon Technologies AG1	63,615,947	—	7,145,000	56,470,947	9,272	673,781
Fairfax Financial Holdings Ltd.	711,291	115,000	—	826,291	7,023	357,867
Fairfax Financial Holdings Ltd. (CAD denominated)	325,000	200,000	—	525,000	4,463	227,951
Gemalto NV1,4	3,373,083	1,876,982	445,320	4,804,745	1,963	560,695
Power Grid Corp. of India Ltd.[1]	162,690,336	133,333,086	—	296,023,422	9,058	520,410
NetEase, Inc. (ADR)	6,578,800	1,366,743	986,376	6,959,167	9,812	468,352
Ctrip.com International, Ltd. (ADR) [2]	6,807,000	1,607,000	—	8,414,000	—	424,234
Sysmex Corp.[1]	3,206,800	9,976,800	—	13,183,600	2,478	422,989
Carnival PLC[1]	2,500,000	7,245,000	—	9,745,000	7,934	371,850
Chr. Hansen Holding A/S1	8,191,000	—	618,000	7,573,000	7,929	300,448
Nokian Renkaat Oyj[1]	6,206,000	471,000	—	6,677,000	10,021	270,584
Paddy Power PLC[1]	1,948,937	1,128,371	—	3,077,308	5,109	243,808
UCB SA5	12,702,491	2,726,781	6,113,767	9,315,505	12,381	—
					$114,132	$9,734,967

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $104,684,243,000, which represented 84.29% of the net assets of the fund. This amount includes $104,403,143,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2013; it was not publicly disclosed.
[5]	Unaffiliated issuer at 3/31/2014.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
A$ = Australian dollars
CAD = Canadian dollars
CHF = Swiss francs

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

18	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities
at March 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $74,974,847)	$114,311,355
Affiliated issuers (cost: $7,474,997)	9,734,967	$124,046,322
Cash denominated in currencies other than U.S. dollars (cost: $42,532)		42,547
Cash		57
Unrealized appreciation on open forward currency contracts		17,861
Receivables for:
Sales of investments	326,298
Sales of fund’s shares	289,700
Dividends and interest	350,765	966,763
		125,073,550
Liabilities:
Unrealized depreciation on open forward currency contracts		4,146
Payables for:
Purchases of investments	383,833
Repurchases of fund’s shares	398,765
Closed forward currency contracts	778
Investment advisory services	43,779
Services provided by related parties	33,083
Trustees’ deferred compensation	3,673
Other	16,659	880,570
Net assets at March 31, 2014		$124,188,834

Net assets consist of:
Capital paid in on shares of beneficial interest		$89,473,265
Undistributed net investment income		398,318
Accumulated net realized loss		(7,279,068)
Net unrealized appreciation		41,596,319
Net assets at March 31, 2014		$124,188,834

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,527,477 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$32,294,988	654,087	$49.37
Class B	253,005	5,145	49.17
Class C	1,990,393	41,281	48.22
Class F-1	9,425,429	191,963	49.10
Class F-2	10,713,436	217,240	49.32
Class 529-A	1,187,023	24,279	48.89
Class 529-B	31,048	642	48.39
Class 529-C	377,998	7,896	47.88
Class 529-E	62,814	1,295	48.49
Class 529-F-1	90,275	1,847	48.89
Class R-1	298,595	6,268	47.64
Class R-2	1,079,284	22,504	47.96
Class R-3	7,219,380	149,164	48.40
Class R-4	14,393,790	296,920	48.48
Class R-5	12,196,839	247,295	49.32
Class R-6	32,574,537	659,651	49.38

See Notes to Financial Statements

EuroPacific Growth Fund	19

Statement of operations
for the year ended March 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $241,173; also includes $113,843 from affiliates)	$2,687,238
Interest (includes $289 from affiliates)	10,867	$2,698,105
Fees and expenses*:
Investment advisory services	484,759
Distribution services	204,856
Transfer agent services	103,468
Administrative services	45,025
Reports to shareholders	3,613
Registration statement and prospectus	1,559
Trustees’ compensation	883
Auditing and legal	286
Custodian	19,812
Other	2,200	866,461
Net investment income		1,831,644

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $123; also includes $232,675 net gain from affiliates)	6,697,856
Forward currency contracts	(57,023)
Currency transactions	(38,118)	6,602,715
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $14,962)	10,322,332
Forward currency contracts	1,907
Currency translations	3,887	10,328,126
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		16,930,841

Net increase in net assets resulting from operations		$18,762,485

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended March 31
	2014	2013

Operations:
Net investment income	$1,831,644	$1,536,370
Net realized gain on investments, forward currency contracts and currency transactions	6,602,715	512,404
Net unrealized appreciation on investments, forward currency contracts and currency translations	10,328,126	7,018,547
Net increase in net assets resulting from operations	18,762,485	9,067,321

Dividends paid to shareholders from net investment income	(1,238,841)	(1,820,998)

Net capital share transactions	(851,469)	(949,939)

Total increase in net assets	16,672,175	6,296,384

Net assets:
Beginning of year	107,516,659	101,220,275
End of year (including undistributed and distributions in excess of net investment income: $398,318 and $(322,496), respectively)	$124,188,834	$107,516,659

See Notes to Financial Statements

20	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2014; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

EuroPacific Growth Fund	21

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted

22	EuroPacific Growth Fund

to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$1,913,159	$22,829,674	$1,073	$24,743,906
Information technology	2,143,272	14,020,989	—	16,164,261
Health care	931,427	15,083,304	—	16,014,731
Consumer discretionary	1,517,054	14,201,510	—	15,718,564
Industrials	1,162,755	10,915,091	—	12,077,846
Consumer staples	823,527	9,573,111	—	10,396,638
Telecommunication services	150,257	4,990,861	—	5,141,118
Materials	540,218	4,018,584	—	4,558,802
Energy	397,876	1,866,012	—	2,263,888
Utilities	—	1,818,638	—	1,818,638
Miscellaneous	372,026	5,329,638	—	5,701,664
Rights	—	5,758	—	5,758
Bonds, notes & other debt instruments	—	409,742	—	409,742
Short-term securities	—	9,030,766	—	9,030,766
Total	$9,951,571	$114,093,678	$1,073	$124,046,322

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$17,861	$—	$17,861
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,146)	—	(4,146)
Total	$—	$13,715	$—	$13,715

*	Securities with a value of $91,127,553,000, which represented 73.38% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

EuroPacific Growth Fund	23

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

24	EuroPacific Growth Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of March 31, 2014 (dollars in thousands):

	Asset		Liability
	Location on statement of		Location on statement of
Contract	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$17,861	Unrealized depreciation on open forward currency contracts	$4,146

Forward currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	778
		$17,861		$4,924

	Net realized loss		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(57,023)	Net unrealized appreciation on forward currency contracts	$1,907

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of setoff — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of March 31, 2014 (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets
Bank of America, N.A.	$2,908	$—	$(2,368)	$—	$540
Bank of New York Mellon	692	—	(430)	—	262
Barclays Bank PLC	5,491	(258)	(1,770)	—	3,463
Citibank	181	(18)	(163)	—	—
HSBC Bank	6,365	(1,530)	(2,753)	—	2,082
JPMorgan Chase	1,932	(1,002)	(543)	—	387
UBS AG	292	(292)	—	—	—
	$17,861	$(3,100)	$(8,027)	$—	$6,734
Liabilities
Barclays Bank PLC	$258	$(258)	$—	$—	$—
Citibank	18	(18)	—	—	—
HSBC Bank	1,530	(1,530)	—	—	—
JPMorgan Chase	1,002	(1,002)	—	—	—
UBS AG	2,116	(292)	(1,707)	—	117
	$4,924	$(3,100)	$(1,707)	$—	$117

*	Non-cash collateral is shown on a settlement basis.

EuroPacific Growth Fund	25

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended March 31, 2014, the fund reclassified $73,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $128,084,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$1,029,409
Capital loss carryforward expiring 2018*	(6,846,399)
Post-October capital loss deferral†	(7,553)
Gross unrealized appreciation on investment securities	42,087,172
Gross unrealized depreciation on investment securities	(1,529,593)
Net unrealized appreciation on investment securities	40,557,579
Cost of investment securities	83,488,743

*	Reflects the utilization of capital loss carryforward of $6,377,259,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

26	EuroPacific Growth Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended March 31
Share class	2014	2013
Class A	$299,130	$490,114
Class B	199	2,741
Class C	4,118	16,880
Class F-1	81,016	129,588
Class F-2	118,419	144,367
Class 529-A	10,359	15,943
Class 529-B	—	286
Class 529-C	758	2,993
Class 529-E	416	726
Class 529-F-1	972	1,308
Class R-1	556	2,813
Class R-2	2,853	10,111
Class R-3	49,012	97,678
Class R-4	135,957	216,783
Class R-5	160,460	266,737
Class R-6	374,616	421,930
Total	$1,238,841	$1,820,998

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. For the year ended March 31, 2014, the investment advisory services fee was $484,759,000, which was equivalent to an annualized rate of 0.421% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

EuroPacific Growth Fund	27

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. For the year ended March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended March 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$74,419	$45,446	$3,110	Not applicable
Class B	2,935	403	Not applicable	Not applicable
Class C	19,295	2,445	969	Not applicable
Class F-1	21,894	11,343	4,398	Not applicable
Class F-2	Not applicable	8,373	4,526	Not applicable
Class 529-A	2,312	999	541	$1,055
Class 529-B	349	41	18	34
Class 529-C	3,482	360	176	343
Class 529-E	288	38	29	56
Class 529-F-1	—	77	41	81
Class R-1	2,897	329	145	Not applicable
Class R-2	7,845	3,575	529	Not applicable
Class R-3	35,395	10,178	3,551	Not applicable
Class R-4	33,745	13,574	6,760	Not applicable
Class R-5	Not applicable	6,197	6,508	Not applicable
Class R-6	Not applicable	90	13,724	Not applicable
Total class-specific expenses	$204,856	$103,468	$45,025	$1,569

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $883,000 in the fund’s statement of operations includes $346,000 in current fees (either paid in cash or deferred) and a net increase of $537,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

28	EuroPacific Growth Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended March 31, 2014

Class A	$3,117,893	67,652	$291,351	6,020	$(5,795,209)	(126,005)	$(2,385,965)	(52,333)
Class B	5,483	119	197	4	(128,445)	(2,809)	(122,765)	(2,686)
Class C	262,029	5,784	4,006	84	(466,768)	(10,381)	(200,733)	(4,513)
Class F-1	2,265,788	49,621	79,710	1,656	(2,543,987)	(55,945)	(198,489)	(4,668)
Class F-2	3,289,346	70,625	103,593	2,144	(1,857,593)	(40,436)	1,535,346	32,333
Class 529-A	132,482	2,892	10,357	216	(118,339)	(2,614)	24,500	494
Class 529-B	721	16	—	—	(14,107)	(313)	(13,386)	(297)
Class 529-C	42,312	944	758	16	(47,318)	(1,066)	(4,248)	(106)
Class 529-E	7,307	161	416	9	(6,905)	(153)	818	17
Class 529-F-1	16,326	359	971	20	(13,598)	(295)	3,699	84
Class R-1	52,278	1,177	555	12	(86,297)	(1,958)	(33,464)	(769)
Class R-2	223,949	5,023	2,850	61	(348,879)	(7,840)	(122,080)	(2,756)
Class R-3	1,453,227	32,318	48,991	1,032	(2,324,885)	(51,699)	(822,667)	(18,349)
Class R-4	3,210,218	71,249	135,938	2,861	(3,965,194)	(88,560)	(619,038)	(14,450)
Class R-5	2,523,579	55,341	160,113	3,314	(6,193,730)	(136,097)	(3,510,038)	(77,442)
Class R-6	10,409,982	227,020	373,366	7,719	(5,166,307)	(111,691)	5,617,041	123,048
Total net increase (decrease)	$27,012,920	590,301	$1,213,172	25,168	$(29,077,561)	(637,862)	$(851,469)	(22,393)

Year ended March 31, 2013

Class A	$2,379,519	59,951	$475,517	11,615	$(6,351,562)	(161,770)	$(3,496,526)	(90,204)
Class B	3,948	100	2,706	66	(162,254)	(4,179)	(155,600)	(4,013)
Class C	138,887	3,547	16,361	408	(491,314)	(12,888)	(336,066)	(8,933)
Class F-1	2,600,862	66,610	127,239	3,125	(2,406,183)	(61,519)	321,918	8,216
Class F-2	2,697,120	68,073	125,753	3,078	(1,484,515)	(37,323)	1,338,358	33,828
Class 529-A	111,068	2,824	15,939	393	(123,071)	(3,150)	3,936	67
Class 529-B	753	19	286	7	(16,817)	(439)	(15,778)	(413)
Class 529-C	36,113	940	2,992	75	(52,464)	(1,378)	(13,359)	(363)
Class 529-E	6,182	158	726	18	(7,174)	(185)	(266)	(9)
Class 529-F-1	14,348	367	1,307	32	(12,105)	(308)	3,550	91
Class R-1	49,265	1,297	2,806	71	(84,127)	(2,201)	(32,056)	(833)
Class R-2	232,252	6,038	10,097	253	(369,238)	(9,634)	(126,889)	(3,343)
Class R-3	1,519,083	39,050	97,591	2,430	(2,042,380)	(52,694)	(425,706)	(11,214)
Class R-4	2,807,400	72,154	216,741	5,390	(3,426,909)	(88,172)	(402,768)	(10,628)
Class R-5	2,654,661	66,931	266,003	6,512	(4,119,258)	(104,205)	(1,198,594)	(30,762)
Class R-6	7,278,252	183,103	420,217	10,274	(4,112,562)	(102,676)	3,585,907	90,701
Total net increase (decrease)	$22,529,713	571,162	$1,782,281	43,747	$(25,261,933)	(642,721)	$(949,939)	(27,812)

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,018,570,000 and $33,334,143,000, respectively, during the year ended March 31, 2014.

EuroPacific Growth Fund	29

Financial highlights

		Income (loss) from
		investment operations[1]
			Net gains
			(losses) on
	Net asset		securities		Dividends				Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Net asset		Net assets,	expenses to	net income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	average net	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3]	(in millions)	assets	net assets[2]
Class A:
Year ended 3/31/2014	$42.38	$.69	$6.75	$7.44	$(.45)	$49.37	17.57%	$32,295	.84%	1.50%
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	42.38	9.19	29,939	.86	1.48
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	39.47	(6.25)	31,443	.84	1.65
Year ended 3/31/2011	38.62	.54	4.22	4.76	(.57)	42.81	12.39	39,417	.82	1.39
Year ended 3/31/2010	25.78	.51	12.95	13.46	(.62)	38.62	52.23	40,426	.85	1.45
Class B:
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	49.17	16.70	253	1.58	.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	42.16	8.39	330	1.59	.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	39.20	(6.95)	464	1.58	.96
Year ended 3/31/2011	38.21	.26	4.15	4.41	(.23)	42.39	11.57	741	1.57	.69
Year ended 3/31/2010	25.52	.26	12.79	13.05	(.36)	38.21	51.12	923	1.59	.77
Class C:
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	48.22	16.69	1,990	1.62	.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	41.41	8.34	1,896	1.63	.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	38.57	(6.97)	2,111	1.62	.89
Year ended 3/31/2011	37.70	.23	4.10	4.33	(.27)	41.76	11.51	2,851	1.61	.60
Year ended 3/31/2010	25.21	.22	12.65	12.87	(.38)	37.70	51.06	2,901	1.63	.66
Class F-1:
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	49.10	17.55	9,425	.87	1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	42.15	9.19	8,288	.85	1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	39.27	(6.25)	7,399	.86	1.62
Year ended 3/31/2011	38.43	.52	4.20	4.72	(.56)	42.59	12.36	8,868	.85	1.35
Year ended 3/31/2010	25.66	.49	12.91	13.40	(.63)	38.43	52.24	8,601	.86	1.39
Class F-2:
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	49.32	17.90	10,714	.59	1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	42.33	9.47	7,828	.59	1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	39.44	(6.02)	5,958	.58	1.86
Year ended 3/31/2011	38.62	.61	4.25	4.86	(.68)	42.80	12.65	6,216	.59	1.54
Year ended 3/31/2010	25.78	.47	13.10	13.57	(.73)	38.62	52.65	4,028	.60	1.31
Class 529-A:
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	48.89	17.52	1,187	.90	1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	41.98	9.12	999	.91	1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	39.12	(6.30)	928	.89	1.56
Year ended 3/31/2011	38.31	.51	4.20	4.71	(.57)	42.45	12.36	982	.87	1.31
Year ended 3/31/2010	25.59	.48	12.86	13.34	(.62)	38.31	52.14	826	.89	1.37
Class 529-B:
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	48.39	16.58	31	1.70	.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	41.51	8.26	39	1.71	.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	38.61	(7.05)	52	1.70	.83
Year ended 3/31/2011	37.68	.21	4.09	4.30	(.21)	41.77	11.43	79	1.68	.56
Year ended 3/31/2010	25.20	.20	12.63	12.83	(.35)	37.68	50.94	91	1.71	.59
Class 529-C:
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	47.88	16.57	378	1.68	.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	41.15	8.29	329	1.70	.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	38.36	(7.05)	321	1.68	.77
Year ended 3/31/2011	37.58	.20	4.09	4.29	(.27)	41.60	11.46	356	1.67	.52
Year ended 3/31/2010	25.14	.20	12.62	12.82	(.38)	37.58	50.98	313	1.70	.57
Class 529-E:
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	48.49	17.22	63	1.15	1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	41.65	8.86	53	1.17	1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	38.82	(6.58)	50	1.16	1.29
Year ended 3/31/2011	38.02	.39	4.16	4.55	(.46)	42.11	12.03	55	1.16	1.02
Year ended 3/31/2010	25.41	.37	12.77	13.14	(.53)	38.02	51.73	46	1.19	1.08

See page 28 for footnotes.

30	EuroPacific Growth Fund

		Income (loss) from
		investment operations[1]
			Net gains
			(losses) on
	Net asset		securities		Dividends				Ratio of		Ratio of
	value,	Net	(both	Total from	(from net	Net asset		Net assets,	expenses to		net income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	average net		to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3]	(in millions)	assets		net assets[2]
Class 529-F-1:
Year ended 3/31/2014	$41.97	$.75	$6.70	$7.45	$(.53)	$48.89	17.75%	$90	.68%		1.65%
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	41.97	9.37	74	.70		1.60
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	39.11	(6.09)	65	.68		1.78
Year ended 3/31/2011	38.30	.58	4.22	4.80	(.65)	42.45	12.58	71	.66		1.50
Year ended 3/31/2010	25.57	.55	12.86	13.41	(.68)	38.30	52.47	56	.69		1.58
Class R-1:
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	47.64	16.70	299	1.61		.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	40.90	8.36	288	1.61		.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	38.12	(6.98)	300	1.61		.85
Year ended 3/31/2011	37.36	.21	4.08	4.29	(.31)	41.34	11.52	330	1.62		.57
Year ended 3/31/2010	25.01	.20	12.57	12.77	(.42)	37.36	51.08	279	1.64		.59
Class R-2:
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	47.96	16.71	1,079	1.57		.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	41.20	8.41	1,041	1.60		.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	38.39	(7.00)	1,098	1.62		.87
Year ended 3/31/2011	37.56	.23	4.09	4.32	(.28)	41.60	11.54	1,353	1.61		.60
Year ended 3/31/2010	25.13	.20	12.62	12.82	(.39)	37.56	51.02	1,303	1.66		.60
Class R-3:
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	48.40	17.24	7,219	1.14		1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	41.56	8.87	6,962	1.14		1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	38.73	(6.52)	6,922	1.14		1.32
Year ended 3/31/2011	37.93	.41	4.13	4.54	(.46)	42.01	12.03	7,810	1.13		1.06
Year ended 3/31/2010	25.35	.38	12.75	13.13	(.55)	37.93	51.80	7,131	1.15		1.10
Class R-4:
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	48.48	17.57	14,394	.84		1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	41.63	9.20	12,961	.85		1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	38.79	(6.25)	12,490	.85		1.61
Year ended 3/31/2011	38.00	.51	4.16	4.67	(.58)	42.09	12.35	13,775	.85		1.32
Year ended 3/31/2010	25.37	.50	12.76	13.26	(.63)	38.00	52.21	11,204	.86		1.43
Class R-5:
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	49.32	17.93	12,197	.54		1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	42.33	9.54	13,746	.55		1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	39.43	(5.99)	14,016	.55		1.93
Year ended 3/31/2011	38.59	.65	4.22	4.87	(.68)	42.78	12.70	16,572	.55		1.65
Year ended 3/31/2010	25.75	.63	12.93	13.56	(.72)	38.59	52.70	16,716	.56		1.80
Class R-6:
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	49.38	17.97	32,575	.49		1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	42.38	9.58	22,744	.50		1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	39.48	(5.94)	17,603	.50		1.88
Year ended 3/31/2011	38.65	.63	4.28	4.91	(.71)	42.85	12.78	13,786	.50		1.61
Period from 5/1/2009 to 3/31/2010[4,5]	28.64	.42	10.30	10.72	(.71)	38.65	37.43	7,635	.52	[6]	1.26	[6]

	Year ended March 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	28%	27%	24%	31%	26%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-6 shares were offered beginning May 1, 2009.
[6]	Annualized.

See Notes to Financial Statements

EuroPacific Growth Fund	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 12, 2014

32	EuroPacific Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2014:

Foreign taxes	$0.10 per share
Foreign source income	$1.16 per share
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$2,992,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2013, through March 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

	Beginning account value 10/1/2013	Ending account value 3/31/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,082.98	$4.26	.82%
Class A — assumed 5% return	1,000.00	1,020.84	4.13	.82
Class B — actual return	1,000.00	1,079.04	8.09	1.56
Class B — assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class C — actual return	1,000.00	1,079.02	8.29	1.60
Class C — assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class F-1 — actual return	1,000.00	1,082.95	4.47	.86
Class F-1 — assumed 5% return	1,000.00	1,020.64	4.33	.86
Class F-2 — actual return	1,000.00	1,084.45	3.01	.58
Class F-2 — assumed 5% return	1,000.00	1,022.04	2.92	.58
Class 529-A — actual return	1,000.00	1,082.62	4.62	.89
Class 529-A — assumed 5% return	1,000.00	1,020.49	4.48	.89
Class 529-B — actual return	1,000.00	1,078.47	8.76	1.69
Class 529-B — assumed 5% return	1,000.00	1,016.50	8.50	1.69
Class 529-C — actual return	1,000.00	1,078.42	8.71	1.68
Class 529-C — assumed 5% return	1,000.00	1,016.55	8.45	1.68
Class 529-E — actual return	1,000.00	1,081.28	5.97	1.15
Class 529-E — assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class 529-F-1 — actual return	1,000.00	1,083.79	3.53	.68
Class 529-F-1 — assumed 5% return	1,000.00	1,021.54	3.43	.68
Class R-1 — actual return	1,000.00	1,078.90	8.29	1.60
Class R-1 — assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class R-2 — actual return	1,000.00	1,078.91	8.19	1.58
Class R-2 — assumed 5% return	1,000.00	1,017.05	7.95	1.58
Class R-3 — actual return	1,000.00	1,081.35	5.86	1.13
Class R-3 — assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-4 — actual return	1,000.00	1,083.14	4.36	.84
Class R-4 — assumed 5% return	1,000.00	1,020.74	4.23	.84
Class R-5 — actual return	1,000.00	1,084.50	2.81	.54
Class R-5 — assumed 5% return	1,000.00	1,022.24	2.72	.54
Class R-6 — actual return	1,000.00	1,084.78	2.55	.49
Class R-6 — assumed 5% return	1,000.00	1,022.49	2.47	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	35

Approval of Investment Advisory and Service Agreement

The EuroPacific Growth Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of it and the Capital organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI All Country World ex-U.S. Index and the MSCI EAFE Index. They noted that the investment results of the fund compared favorably to those of these indexes for the 20-year, 10-year and five-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds Index category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	EuroPacific Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

EuroPacific Growth Fund	37

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Elisabeth Allison, 67	1991	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 61	2005	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 53	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.
Pablo R. González Guajardo, 46	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	3	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 73 Chairman of the Board (Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 72	1987	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 58	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.
Alessandro Ovi, 70	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael J. Thawley, 64 Vice Chairman of the Board	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.[6]	5	None
Carl M. Kawaja, 49 President	2003	Senior Vice President — Capital World Investors, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	EuroPacific Growth Fund

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark E. Denning, 56 Executive Vice President	1994	Director, Capital Research and Management Company; Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Jonathan Knowles, Ph. D., 53 Senior Vice President	2012	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company[6]
Sung Lee, 47 Senior Vice President	2003	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Robert W. Lovelace, 51 Senior Vice President	1996	President and Director, Capital Research and Management Company; Senior Vice President — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Walter R. Burkley, 47 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Michael J. Downer, 59 Vice President	2004	Director, Senior Vice President, Secretary and Chief Legal Officer, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]
Nicholas J. Grace, 48 Vice President	2004	Senior Vice President — Capital World Investors, Capital Research Company[6]
Jesper Lyckeus, 46 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Joerg Sponer, 42 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 47 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Jennifer L. Butler, 48 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

EuroPacific Growth Fund	39

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2014, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

40	EuroPacific Growth Fund

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-016-0514P Litho in USA AGD/Q/8055-S37049

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$113,000
2014	$120,000

b) Audit-Related Fees:
2013	$35,000
2014	$36,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$20,000
2014	$45,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,240,000
2014	$1,015,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$26,000
2014	$43,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,855,000 for fiscal year 2013 and $1,477,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund® Investment portfolio March 31, 2014

Common stocks 92.28%
		Value
Financials 19.92%	Shares	(000)

Barclays PLC[1]	527,797,757	$2,058,742
Prudential PLC[1]	94,089,984	1,993,220
HDFC Bank Ltd.[1]	68,315,429	859,481
HDFC Bank Ltd. (ADR)	5,116,600	209,934
AXA SA1	39,998,157	1,041,419
AIA Group Ltd.[1]	214,949,200	1,021,256
Société Générale[1]	16,391,896	1,011,891
Housing Development Finance Corp. Ltd.[1]	58,645,570	867,358
Mizuho Financial Group, Inc.[1]	428,120,000	844,704
Bankia, SA1,2	389,975,203	824,617
Bank of Ireland[1,2,3]	1,871,511,153	800,205
UniCredit SpA[1]	83,284,573	762,401
Commerzbank AG, non-registered shares[1,2]	38,971,901	717,017
Credit Suisse Group AG1,2	20,591,691	666,797
Fairfax Financial Holdings Ltd.[3]	826,291	357,867
Fairfax Financial Holdings Ltd. (CAD denominated)[3]	525,000	227,951
Axis Bank Ltd.[1]	23,224,864	567,341
Deutsche Bank AG1	12,242,146	547,600
ICICI Bank Ltd.[1]	25,857,192	542,436
Banco Santander, SA1,2	56,383,542	538,420
Sberbank of Russia (ADR)[1]	28,550,000	278,434
Sberbank of Russia (ADR)	13,760,875	134,444
Sberbank of Russia (GDR)[1,4]	11,167,686	108,913
BNP Paribas SA1	6,379,298	493,160
Brookfield Asset Management Inc., Class A	11,762,000	480,478
ING Groep NV, depository receipts[1,2]	33,190,000	471,716
ORIX Corp.[1]	30,557,000	429,178
Kotak Mahindra Bank Ltd.[1]	31,467,137	411,168
Hana Financial Group Inc.[1]	10,668,630	389,279
Investment AB Kinnevik, Class B1	9,415,539	348,041
UBS AG1	16,549,020	341,671
Henderson Land Development Co. Ltd.[1]	53,059,197	310,539
Sampo Oyj, Class A1	5,976,655	310,514
Sun Hung Kai Properties Ltd.[1]	21,999,636	269,754
Siam Commercial Bank PCL[1]	50,544,800	246,110
Sumitomo Mitsui Financial Group, Inc.[1]	5,685,000	242,332
Aegon NV1	24,562,997	225,948
Link Real Estate Investment Trust[1]	45,863,471	225,702
Lloyds Banking Group PLC[1,2]	175,859,895	220,730
China Overseas Land & Investment Ltd.[1]	81,554,000	211,575
DNB ASA[1]	11,417,796	198,698
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	14,998,300	184,329
HSBC Holdings PLC[1]	17,960,000	182,402
Svenska Handelsbanken AB, Class A1	3,269,000	164,295
China Pacific Insurance (Group) Co., Ltd., Class H1	43,659,000	156,051

Common stocks
		Value
Financials (continued)	Shares	(000)

Royal Bank of Scotland Group PLC[1,2]	26,993,060	$ 140,221
Resona Holdings, Inc.[1]	27,900,000	134,672
Mitsubishi Estate Co., Ltd.[1]	5,010,000	119,228
Assicurazioni Generali SpA[1]	4,410,000	98,412
Itaú Unibanco Holding SA, preferred nominative (ADR)	6,261,858	93,051
Toronto-Dominion Bank	1,900,000	89,079
Bancolombia SA (ADR)	1,530,000	86,414
Shinsei Bank, Ltd.[1]	42,327,000	83,047
Daito Trust Construction Co., Ltd.[1]	897,700	82,944
Türkiye Garanti Bankasi AS1	22,163,923	75,723
Industrial and Commercial Bank of China Ltd., Class H1	112,914,255	69,491
Sumitomo Realty & Development Co., Ltd.[1]	1,750,000	68,388
Investor AB, Class B1	1,557,614	56,433
Banco Santander (Brasil) SA, units	7,946,600	44,023
Banco Santander (Brasil) SA, units (ADR)	1,003,400	5,589
Ayala Land, Inc.[2]	481,283,600	1,073
		24,743,906

Information technology 13.02%

Samsung Electronics Co. Ltd.[1]	1,739,100	2,199,211
Samsung Electronics Co. Ltd., nonvoting preferred[1]	48,800	48,427
Tencent Holdings Ltd.[1]	21,128,300	1,471,079
Murata Manufacturing Co., Ltd.[1,3]	14,705,400	1,383,902
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	302,957,649	1,183,765
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	116,571
Baidu, Inc., Class A (ADR)[2]	8,118,900	1,237,158
Nintendo Co., Ltd.[1,3]	10,185,600	1,213,192
Naver Corp.[1]	1,320,006	960,983
ASML Holding NV1	8,496,811	786,645
Infineon Technologies AG1,3	56,470,947	673,781
ARM Holdings PLC[1]	38,430,700	648,041
Gemalto NV1,3	4,804,745	560,695
NetEase, Inc. (ADR)[3]	6,959,167	468,352
Alcatel-Lucent[1,2]	118,282,408	467,364
SAP AG1	4,724,500	382,419
Yandex NV, Class A2	10,639,000	321,191
Infosys Ltd.[1]	5,794,000	318,787
Quanta Computer Inc.[1]	116,646,530	313,506
Hexagon AB, Class B1	7,570,111	257,744
Samsung SDI Co., Ltd.[1]	1,418,520	215,332
Mail.Ru Group Ltd. (GDR) [1,2]	3,787,000	134,715
Mail.Ru Group Ltd. (GDR)[1,2,4]	735,000	26,146
Delta Electronics, Inc.[1]	23,955,603	148,482
STMicroelectronics NV1	13,780,000	127,614
HOYA Corp.[1]	3,380,000	105,676
OMRON Corp.[1]	2,450,000	100,837
Spectris PLC[1]	1,856,000	71,900
TDK Corp.[1]	1,680,000	70,028
Keyence Corp.[1]	159,500	65,618
Nokia Corp.[1,2]	5,700,000	41,968
ASM Pacific Technology Ltd.[1]	2,389,000	23,192
DeNA Co., Ltd.[1]	1,105,700	19,940
		16,164,261

Common stocks
		Value
Health care 12.90%	Shares	(000)

Novo Nordisk A/S, Class B1	131,071,580	$ 5,979,424
Bayer AG1	21,448,384	2,900,609
Novartis AG1	28,740,725	2,441,105
Teva Pharmaceutical Industries Ltd. (ADR)	16,243,300	858,296
UCB SA1	9,315,505	746,932
Roche Holding AG1	2,283,000	686,239
Fresenius SE & Co. KGaA[1]	3,241,909	507,294
Sysmex Corp.[1,3]	13,183,600	422,989
Grifols, SA, Class A, non-registered shares[1]	6,050,000	332,150
Grifols, SA, Class B (ADR)	1,770,739	73,131
Grifols, SA, Class B, non-registered shares[1]	242,186	9,985
CSL Ltd.[1]	5,960,000	384,617
Fresenius Medical Care AG & Co. KGaA[1]	3,322,000	231,766
William Demant Holding A/S1,2	2,333,900	199,929
Merck KGaA[1]	1,098,724	185,005
Sonova Holding AG1	377,715	55,260
		16,014,731

Consumer discretionary 12.66%

Volkswagen AG, nonvoting preferred[1]	4,205,986	1,089,750
Honda Motor Co., Ltd.[1]	27,484,250	966,372
Liberty Global PLC, Class C2	11,764,070	478,915
Liberty Global PLC, Class A2	7,962,000	331,219
Rakuten, Inc.[1]	52,784,100	702,961
Sands China Ltd.[1]	93,499,200	702,046
Industria de Diseño Textil, SA1	4,657,000	699,969
Li & Fung Ltd.[1]	412,044,000	610,845
Naspers Ltd., Class N1	5,534,900	610,682
adidas AG1	5,459,000	591,412
Renault SA1	5,132,922	500,092
Tata Motors Ltd.[1]	68,763,243	460,588
Publicis Groupe SA1	5,083,653	459,786
Ctrip.com International, Ltd. (ADR)[2,3]	8,414,000	424,234
Hyundai Motor Co.[1]	1,773,000	419,076
Galaxy Entertainment Group Ltd.[1,2]	44,110,000	385,235
Toyota Motor Corp.[1]	6,755,000	380,163
Carnival PLC[1,3]	9,745,000	371,850
Bayerische Motoren Werke AG1	2,866,500	361,845
Hyundai Mobis Co., Ltd.[1]	1,014,500	300,932
Melco Crown Entertainment Ltd. (ADR)[2]	7,314,000	282,686
Kering SA1	1,380,300	281,919
Nokian Renkaat Oyj[1,3]	6,677,000	270,584
Swatch Group Ltd, non-registered shares[1]	400,000	251,400
Paddy Power PLC[1,3]	3,077,308	243,808
Nissan Motor Co., Ltd.[1]	26,735,000	237,939
ASOS PLC[1,2]	2,544,400	220,254
Burberry Group PLC[1]	8,922,000	207,946
PT Astra International Tbk[1]	284,194,000	186,072
Panasonic Corp.[1]	16,201,400	184,830
Daimler AG1	1,910,000	180,505
Mahindra & Mahindra Ltd.[1]	10,840,000	178,458
LVMH Moët Hennessey-Louis Vuitton SA1	980,000	178,401
Hero MotoCorp Ltd.[1]	4,638,863	176,873
Cie. Générale des Établissements Michelin[1]	1,291,975	161,835
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

TOD’S SpA[1]	1,224,376	$ 158,960
Mr Price Group Ltd.[1]	10,047,345	150,232
Kingfisher PLC[1]	19,247,650	135,500
JCDecaux SA1	3,087,000	135,187
Kia Motors Corp.[1]	2,378,717	132,831
Whitbread PLC[1]	1,897,802	131,653
Techtronic Industries Co. Ltd.[1]	43,815,000	122,014
Shangri-La Asia Ltd.[1]	73,102,000	120,053
H & M Hennes & Mauritz AB, Class B1	2,367,000	100,875
Genting Singapore PLC[1]	80,300,000	85,400
SEGA SAMMY HOLDINGS INC.[1]	3,820,000	85,385
Nikon Corp.[1]	4,569,000	73,447
Suzuki Motor Corp.[1]	2,683,933	69,918
Yamada Denki Co., Ltd.[1]	19,621,500	65,310
Belle International Holdings Ltd.[1]	54,500,000	54,380
Fast Retailing Co., Ltd.[1]	16,400	5,937
		15,718,564

Industrials 9.73%

Airbus Group NV1	15,521,890	1,113,141
Ryanair Holdings PLC (ADR)[2]	16,627,920	977,888
International Consolidated Airlines Group, SA (CDI)[1,2,3]	111,313,540	775,120
Rolls-Royce Holdings PLC[1,2]	41,805,535	749,922
Deutsche Lufthansa AG1,2,3	27,172,815	711,746
ASSA ABLOY AB, Class B1	10,585,500	565,374
KONE Oyj, Class B1	10,988,000	461,465
Jardine Matheson Holdings Ltd.[1]	7,025,200	445,681
SMC Corp.[1]	1,666,400	438,474
Mitsubishi Heavy Industries, Ltd.[1]	72,626,000	422,738
Experian PLC[1]	19,316,000	348,413
Geberit AG1	1,055,000	345,913
Babcock International Group PLC[1]	15,122,957	339,964
Schneider Electric SA1	3,690,342	328,095
Siemens AG1	2,435,000	327,697
Hutchison Whampoa Ltd.[1]	23,802,000	315,986
Toshiba Corp.[1]	64,210,000	271,399
ABB Ltd[1]	9,900,000	256,329
Bureau Veritas SA1	8,354,000	256,070
easyJet PLC[1]	8,867,574	253,824
VINCI SA1	3,319,645	247,357
Meggitt PLC[1]	26,682,732	213,901
Wolseley PLC[1]	3,626,904	206,815
A.P. Møller – Mærsk A/S, Class B1	16,274	195,652
Komatsu Ltd.[1]	9,200,000	190,260
Air France-KLM[1,2]	11,477,262	172,992
Marubeni Corp.[1]	25,800,000	172,953
FANUC CORP.[1]	835,000	147,021
China State Construction International Holdings Ltd.[1]	77,638,000	132,496
Kubota Corp.[1]	9,800,000	130,920
Canadian Pacific Railway Ltd.	824,000	123,470
Nabtesco Corp.[1]	4,500,000	103,934
SGS SA1	38,834	95,930
DP World Ltd.	3,430,000	61,397
Common stocks
		Value
Industrials (continued)	Shares	(000)

China Merchants Holdings (International) Co., Ltd.[1]	15,577,522	$ 53,566
ITOCHU Corp.[1]	4,400,000	51,327
Alstom SA1	1,400,000	38,289
Andritz AG1	555,000	34,327
		12,077,846

Consumer staples 8.37%

Associated British Foods PLC[1]	38,306,738	1,776,373
British American Tobacco PLC[1]	25,170,999	1,401,371
Nestlé SA1	17,656,799	1,330,420
Pernod Ricard SA1	9,194,053	1,071,155
Alimentation Couche-Tard Inc., Class B	8,255,600	667,692
Anheuser-Busch InBev NV1	6,320,317	664,324
SABMiller PLC[1]	11,065,435	552,700
Japan Tobacco Inc.[1]	14,291,000	448,113
ITC Ltd.[1]	58,045,737	342,843
Shoprite Holdings Ltd.[1]	22,282,700	336,973
OJSC Magnit (GDR)[1]	5,520,000	303,030
Seven & i Holdings Co., Ltd.[1]	7,279,000	277,629
Charoen Pokphand Foods PCL[1]	261,880,700	226,605
Unilever NV, depository receipts[1]	5,493,000	225,858
Asahi Group Holdings, Ltd.[1]	6,355,000	178,274
Wal-Mart de México, SAB de CV, Series V	65,671,436	155,835
Woolworths Ltd.[1]	3,350,626	111,040
Imperial Tobacco Group PLC[1]	2,200,000	88,968
Hengan International Group Co. Ltd.[1]	7,587,500	78,655
Coca-Cola Amatil Ltd.[1]	6,152,000	62,953
PT Indofood Sukses Makmur Tbk[1]	87,140,000	56,346
Treasury Wine Estates Ltd.[1]	7,363,000	24,117
China Resources Enterprise, Ltd.[1]	5,421,000	15,364
		10,396,638

Telecommunication services 4.14%

SoftBank Corp.[1]	36,013,300	2,716,102
MTN Group Ltd.[1]	24,203,397	495,579
Vodafone Group PLC[1]	111,787,851	411,553
KDDI Corp.[1]	4,440,000	258,377
Shin Corp. PCL, nonvoting depository receipts[1]	77,285,797	184,492
Shin Corp. PCL[1]	20,115,203	48,018
Iliad SA1	657,500	189,716
TeliaSonera AB1	22,175,000	167,376
Swisscom AG1	241,000	147,991
Axiata Group Bhd.[1]	46,300,000	94,590
Millicom International Cellular SA (SDR)[1]	920,561	93,718
China Telecom Corp. Ltd., Class H1	199,180,000	92,244
OJSC Mobile TeleSystems (ADR)	4,447,250	77,782
América Móvil, SAB de CV, Series L (ADR)	3,645,600	72,475
OJSC MegaFon (GDR)[1,4]	2,270,600	63,893
China Unicom (Hong Kong) Ltd.[1]	20,700,000	27,212
		5,141,118

Materials 3.67%

Syngenta AG1	1,963,315	744,694
Common stocks
		Value
Materials (continued)	Shares	(000)

First Quantum Minerals Ltd.	29,232,081	$ 540,218
Linde AG1	2,404,239	481,248
Rio Tinto PLC[1]	6,038,000	336,737
Chr. Hansen Holding A/S1,3	7,573,000	300,448
Amcor Ltd.[1]	28,815,000	277,830
Anhui Conch Cement Co. Ltd., Class H1	57,676,000	247,509
Fortescue Metals Group Ltd.[1]	47,565,000	232,999
BASF SE1	1,650,500	183,431
Grasim Industries Ltd. (GDR)[1]	1,915,953	92,607
Grasim Industries Ltd.[1]	1,544,513	74,654
L’Air Liquide SA1	900,471	122,140
L’Air Liquide SA, bonus shares[1]	260,101	35,280
ArcelorMittal[1]	9,028,000	146,256
Glencore Xstrata PLC[1]	23,100,000	119,153
Impala Platinum Holdings Ltd.[1]	10,343,440	117,753
UltraTech Cement Ltd.[1]	2,900,000	106,451
Holcim Ltd[1]	1,276,362	105,989
Akzo Nobel NV1	1,290,000	105,696
LG Chem, Ltd.[1]	410,800	98,337
Givaudan SA1	34,832	53,934
Koninklijke DSM NV1	515,979	35,438
		4,558,802

Energy 1.82%

Royal Dutch Shell PLC, Class A (EUR denominated)[1]	3,363,000	122,871
Royal Dutch Shell PLC, Class B1	2,785,000	108,652
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	100,996
Royal Dutch Shell PLC, Class A1	2,110,000	77,127
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	73,060
BG Group PLC[1]	23,768,000	443,281
KunLun Energy Co. Ltd.[1]	183,706,000	307,587
Technip SA1	1,970,000	203,400
BP PLC[1]	23,618,164	189,142
Enbridge Inc.	2,599,520	118,066
Oil Search Ltd.[1]	14,500,000	113,805
INPEX CORP.[1]	6,600,000	85,477
Cenovus Energy Inc.	2,557,600	73,963
Eni SpA[1]	2,568,000	64,489
OJSC Gazprom (ADR)[1]	8,077,000	62,373
CNOOC Ltd.[1]	39,400,100	59,559
Crescent Point Energy Corp.	871,000	31,791
Essar Energy PLC[1,2]	24,995,900	28,249
		2,263,888

Utilities 1.46%

Power Grid Corp. of India Ltd.[1,3]	296,023,422	520,410
Power Assets Holdings Ltd.[1]	41,066,500	356,761
China Resources Gas Group Ltd.[1]	91,800,000	292,574
National Grid PLC[1]	18,749,517	257,509
Cheung Kong Infrastructure Holdings Ltd.[1]	21,780,000	139,711
GDF SUEZ[1]	3,310,102	90,703
Hong Kong and China Gas Co. Ltd.[1]	29,079,058	63,537
PT Perusahaan Gas Negara (Persero) Tbk[1]	128,300,000	58,289
Common stocks
		Value
Utilities (continued)	Shares	(000)

NTPC Ltd.[1]	19,500,000	$ 39,144
		1,818,638

Miscellaneous 4.59%

Other common stocks in initial period of acquisition		5,701,664
Total common stocks (cost: $73,010,820,000)		114,600,056
Rights 0.00%

Miscellaneous 0.00%

Other rights in initial period of acquisition		5,758
Total rights (cost: $0)		5,758
Bonds, notes & other debt instruments 0.33%
	Principal amount
U.S. Treasury bonds & notes 0.32%	(000)

U.S. Treasury 0.25% 2015[5]	$266,450	266,751
U.S. Treasury 0.25% 2015	135,000	135,158
		401,909

Corporate bonds & notes 0.01%
Financials 0.01%

Bank of Ireland 10.24% (undated)[3]	€5,190	7,833
Total corporate bonds & notes		7,833
Total bonds, notes & other debt instruments (cost: $408,935,000)		409,742

Short-term securities 7.27%

Federal Home Loan Bank 0.06%–0.175% due 4/2–10/20/2014	$2,519,585	2,519,155
Freddie Mac 0.095%–0.17% due 4/1/2014–2/9/2015	2,287,500	2,286,307
Fannie Mae 0.11%–0.15% due 4/1–10/27/2014	914,600	914,409
U.S. Treasury Bills 0.071%–0.136% due 4/24/2014–3/5/2015	343,400	343,336
Federal Farm Credit Banks 0.11%–0.16% due 6/16–12/1/2014	290,000	289,899
Gotham Funding Corp. 0.15%–0.17% due 4/7–5/12/2014[4]	120,500	120,483
Victory Receivables Corp. 0.17% due 04/14/14[4]	60,000	59,996
Sumitomo Mitsui Banking Corp. 0.09%–0.21% due 4/10–7/16/2014[4]	180,200	180,131
Nordea Bank AB 0.165%–0.215% due 6/16–8/26/2014[4]	175,600	175,483
Mizuho Funding LLC 0.19%–0.225% due 4/8–7/25/2014[4]	175,000	174,923
Toronto-Dominion Holdings USA Inc. 0.12%–0.17% due 4/25–7/14/2014[4]	170,000	169,958
Australia & New Zealand Banking Group, Ltd. 0.14%–0.15% due 5/7–5/14/2014[4]	156,600	156,569
International Bank for Reconstruction and Development 0.075%–0.13% due 4/16–8/22/2014	140,000	139,979
Svenska Handelsbanken Inc. 0.165%–0.17% due 6/19–6/26/2014[4]	138,200	138,143
Bank of Nova Scotia 0.165%–0.195% due 4/7–8/21/2014	130,000	129,937
Province of Ontario 0.10%–0.11% due 4/21/2014	125,000	124,992
BNP Paribas Finance Inc. 0.08% due 4/17/2014	100,000	99,996
Old Line Funding, LLC 0.17% due 6/11–6/20/2014[4]	92,000	91,984
Private Export Funding Corp. 0.24% due 4/23–4/25/2014[4]	81,000	80,994
Kells Funding, LLC 0.20%–0.23% due 8/18–10/3/2014[4]	75,000	74,935
Coca-Cola Co. 0.09%–0.14% due 6/19–7/31/2014[4]	73,045	73,028
IBM Corp. 0.06% due 5/2/2014[4]	72,000	71,996
Société Générale North America, Inc. 0.18% due 5/5/2014	71,000	70,988
Walt Disney Co. 0.06% due 5/22/2014[4]	50,000	49,996
American Honda Finance Corp. 0.10% due 5/21/2014	50,000	49,993
General Electric Capital Corp. 0.15% due 6/12/2014	50,000	49,992
GlaxoSmithKline Finance PLC 0.10% due 5/16–5/20/2014[4]	50,000	49,991
Electricité de France 0.14% due 6/26/2014[4]	50,000	49,983
Total Capital Canada Ltd. 0.11% due 6/19/2014[4]	50,000	49,981
Shell International Finance BV 0.07% due 4/25/2014[4]	45,000	44,998
National Australia Funding (Delaware) Inc. 0.125% due 7/21/2014[4]	40,900	40,880
Reckitt Benckiser Treasury Services PLC 0.25% due 12/10/2014[4]	40,000	39,941
KfW 0.10% due 5/20/2014[4]	37,900	37,894
Caisse d’Amortissement de la Dette Sociale 0.12% due 4/30/2014[4]	34,000	33,997
Canadian Imperial Bank of Commerce 0.16% due 7/31/2014	30,000	30,000
BASF AG 0.07% due 5/2/2014[4]	15,500	15,499
Total short-term securities (cost: $9,030,089,000)		9,030,766
Total investment securities (cost: $82,449,844,000)		124,046,322
Other assets less liabilities		142,512
Net assets		$124,188,834

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $104,684,243,000, which represented 84.29% of the net assets of the fund. This amount includes $104,403,143,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,180,735,000, which represented 1.76% of the net assets of the fund.

5A portion of this security was pledged as collateral. The total value of pledged collateral was $1,758,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts	SDR = Swedish Depositary Receipts
CDI = CREST Depository Interest	CAD = Canadian dollars
GDR = Global Depositary Receipts	EUR/€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-016-0514O-S37669

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2014, and for the year then ended and have issued our report thereon dated May 12, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2014, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 12, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: May 30, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 30, 2014